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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ___________________

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                              __________________


Date of Report (Date of earliest event reported):   October 6, 1998


                         PEERLESS SYSTEMS CORPORATION
            (Exact Name of Registrant as Specified in its Charter)


       Delaware                      333-09357                  95-3732595
(State of Incorporation           (Commission File           (I.R.S. Employer
     or Organization)                 Number)               Identification No.)


                             2381 Rosecrans Avenue
                         El Segundo, California 90245
              (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number including area code:   (310) 536-0908


                                Not Applicable
         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

            On October 6, 1998, the Board of Directors (the "Board") of Peerless Systems Corporation (the "Company") adopted a stockholder rights plan, as set forth in the Rights Agreement, dated as of October 7, 1998 (the "Rights Agreement"), between the Company and Norwest Bank Minnesota, N.A., as Rights Agent. Pursuant to the Rights Agreement, one Right will be issued for each share of common stock, par value $.001 per share, of the Company outstanding as of June 15, 1998. Each of the rights will entitle the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $.001 per share, at a price of $35.50 per one one-thousandth of a share. The Rights generally will not become exercisable unless and until, among other things, any person acquires 15% or more of the outstanding stock. The Rights are redeemable under certain circumstances at $.01 per Right and will expire, unless earlier redeemed or extended, on October 15, 2008. A description of the Rights and their terms are set forth in the Rights Agreement, a copy of which is filed herewith and is incorporated herein by reference.

            On October 6, 1998, the Board adopted an amendment (the
"Amendment") to and restated the Bylaws of the Company. The Amendment eliminates the right of the stockholders to call special meetings of stockholders. As a result, special meetings of the stockholders of the Company may be called only at the direction of the Board.

IETM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    Exhibits.

Exhibit No. Exhibit
----------- -------

     3.2    Amended and Restated Bylaws of Peerless Systems Corporation


     4.3 Rights Agreement, dated as of October 7, 1998, between Peerless Systems Corporation and Norwest Bank Minnesota, N.A., as Rights Agent, including the form of Rights Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Stock as Exhibit C (pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until after the Distribution Date (as defined in the Rights Agreement))

                                       2
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PEERLESS SYSTEMS CORPORATION


                                       By: /s/ Edward A. Gavaldon
                                           -----------------------------
                                           Edward A. Gavaldon
                                           President and Chief Executive Officer


Date: October 8, 1998

                                       3
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                                 EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

     3.2       Amended and Restated Bylaws of Peerless Systems Corporation

     4.3 Rights Agreement, dated as of October 7, 1998, between Peerless Systems Corporation and Norwest Bank Minnesota, N.A., as Rights Agent, including the form of Rights Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Stock as Exhibit C (pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until after the Distribution Date (as defined in the Rights Agreement))